UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2010

Date of Report
(Date of earliest event reported)

Teleconnect Inc.

(Exact name of registrant as specified in its charter)

Florida	0-230611	90-0294361
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Oude Vest 4
4811 BD Breda
The Netherlands

(Address of principal executive offices)

Registrant's telephone number, including area code:  011-31-630-048-023

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DESCRIPTION
This is an amendment to a previously filed Form 8-K current report filed on October 19, 2010 related to the purchase of Hollandsche Exploitatie Maatschappij BV (“HEM”) by Teleconnect Inc. (“Teleconnect”).  This Form 8-K/A provides additional information in the form of audited financial statements of HEM and Willroot BV (previous 100% owner of HEM), as well as the English translation versions of the four purchase agreements related to this acquisition.

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Agreement

On October 15, 2010, Teleconnect Inc. (“Teleconnect”) completed the acquisition of Hollandsche Exploitatie Maatschappij BV (HEM). HEM, a Dutch company established in 2007, that has developed the age validation system ‘Ageviewers’.  Teleconnect had previously disclosed its intention to acquire HEM in a Form 8-K current report filing dated May 4, 2010.

The purchase of HEM was subject to an assessment of the viability of HEM’s business plan by Teleconnect’s management.  Also, a special written meeting of the stockholders was called and 91.69% of the shareholders of the Company ratified the Board’s decision to complete this purchase.

Our assessment included, but was not limited to, an analyses of the employed technology and HEM’s intellectual property rights, as well as an analysis of the market. In addition, a report on the value of HEM and the launch readiness of Ageviewers were requested from independent third parties. During our assessment, HEM’s management demonstrated the viability of the Ageviewers solution by entering into contracts with over 20 alcohol outlets in The Netherlands for a period of 36 months – which was previously defined in HEM’s business plan as a milestone to be achieved before September 30, 2010.

On October 15, 2010, Teleconnect and HEM formalized a contract before a Public Notary in The Netherlands, whereby Teleconnect has purchased HEM in exchange for 12% of its outstanding share of common stock  – post issuance – of Teleconnect.

Teleconnect identified risk factors which could affect the success of HEM’s business.   For instance, the resistance from commercial parties that benefit from the sales of alcohol and tobacco is expected to be well organized. Teleconnect management believes that despite this possible resistance and other obstacles, an effective solution such as Ageviewers is likely to be implemented. Teleconnect expects that in due time, the Ageviewers system can play a prominent role in the prevention of sales of alcohol and tobacco to minors by retail businesses.

Item 3.02	Unregistered Sales of Equity Securities

On October 15, 2010, Teleconnect issued 675,505 shares of its restricted common stock in connection with its acquisition of Hollandsche Exploitatie Maatschappij BV (“HEM”) in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933.  The beneficial owners of HEM, through its present company Wilroot BV which wholly owned HEM and which was purchased entirely by Teleconnect, were Sciarone Interim Sales BV, Marcus Communicatie BV, HITD Information Technology BV, and DLB finance & consultancy BV., who received 190,830 shares, 236,427 shares, 236,427 shares, and 11,821 shares of common stock of Teleconnect, respectively.  DLB Finance & Consultancy BV was already the owner of 291,180 shares of common stock before this new issuance.  Mr. Dirk L. Benschop is the owner of DLB Finance & Consultancy BV and is also a director and the President of Teleconnect Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Item 9.1	Audited financial statements 2009-2010 of HEM
Item 9.2	Audited financial statements 2009-2010 of Wilroot B.V
Item 10.1	Transfer of shares agreement with DLB Finance and Consultancy B.V
Item 10.2	Transfer of shares agreement with HITD Information Technology B.V.
Item 10.3	Transfer of shares agreement with Marcus Communicatie B.V.
Item 10.4	Transfer of shares agreement withSciarone Interim Sales B.V.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2010

Teleconnect Inc.

/s/ Dirk L. Benschop
Dirk L. Benschop, President

Item 9.01 – Audited financial statements 2009-2010 of HEM

Annual accounts 2009/2010
at Etten-Leur

Hollandsche Exploitatie Maatschappij B.V.
at Etten-Leur

Ref. 11390/EIE/MLE/MCR/MSS/2009/2010/10
Waalwijk December 17, 2010

Contents	Pagina

Report of the auditors
1 General	1
2 Appropriated results	2
3 Financial position	4
4 Tax position	6

Financial statements
1 Balance as at September 30, 2010	9
2 Profit & loss account for the year 2009/2010	11
3 General	12
4 Notes to the balance sheet as at September 30, 2010	14
5 Notes to the profit & loss account for the year 2009/2010	22

Other information
1 Independent auditor's report	27
2 Profit appropriation	28
3 Establishment financial statements 2009	28
4 Recognition of the loss for 2009/2010	28

To the board of directors of
Hollandsche Exploitatie Maatschappij B.V.
Laakseweg 24
4874 LV Etten-Leur

Ref. 11390/EIE/MLE/MCR/MSS/2009/2010/10
Waalwijk December 17, 2010

Dear Sirs,

Herewith we report in draft on the annual accounts of Hollandsche Exploitatie Maatschappij B.V. regarding the financial year 2009/2010.

1   General
1.1 Board composition
The management of the company was as follows:
- director: Wilroot B.V. and Peck Management B.V.

1.2 Amendment of the articles association
There has been a change of the name and the year occured on December 21, 2009 through an amendment of the articles. The company is now called Hollandsche Exploitatie Maatschappij B.V.(formerly Hollandse Exploitatie Maatschappij B.V.). The reporting year runs from October 1, 2009 to September 30, 2010. Comparative figures include the period from January 1, 2009 to September 30, 2009.

2   Appropriated results
2.1 Development of income and expenses
The result after taxation has increased/decreased, with regard to the financial year 2009, with € 626,539 to negative € 1,266,046. A comparison between both financial years gives the following figures.The amounts have been derived from the profit and loss account.

	2009/2010		2009
	€	%	€	%

Net turnover	132,953	100	87,876	100
Cost of sales	183,104	137.8	120,079	136.7
Gross operating result	-50,151	-37.8	-32,203	-36.7
Other operating income	51,000	38.4	-	-
Wages and salaries	139,193	104.7	85,117	96.9
Social security charges	21,845	16.4	3,416	3.9
Pension expenses	1,081	0.8	-	-
Depreciation tangible fixed assets	65,333	49.1	9,330	10.6
Other employee expenses	121,189	91.2	36,317	41.3
Accomodation expenses	32,699	24.6	38,589	43.9
Office expenses	150,551	113.2	89,476	101.8
Car expenses	72,695	54.7	43,299	49.3
Selling expenses	142,115	106.9	35,607	40.5
General expenses	898,102	675.5	371,972	423.3
Total operating expenses	1,644,803	1,237.10	713,123	811.5
Operating result	-1,643,954	-1,236.50	-745,326	-848.2
Financial income and expenses	60,701	45.7	-55,738	-63.4

Result on ordinary activities before taxation	-1,583,253	-1,190.80	-801,064	-911.6
Taxation on result of ordinary activities	317,207	238.6	161,557	183.9
Result after taxation	-1,266,046	-952.2	-639,507	-727.7

2. Analysis of the result
The development of the result 2009/2010 compared to 2009 can be analysed as follows:

	2009/2010
	€	€
The result has been positively influenced by:
Increase gross operating result	33,052
Decrease accomodation expenses	5,890
Increase interest and similar income	194,492
Decrease taxation on result on ordinary activities	155,650
		389,084
The result has been negatively influenced by:
Increase wages and salaries	54,076
Increase social security charges	18,429
Increase pension costs	1,081
Increase amortization/depreciation tangible fixed assets	56,003
Increase other personnel expenses	84,872
Increase office expenses	61,075
Increase car expenses	29,396
Increase selling expenses	106,508
Increase general expenses	526,130
Increase interest and similar expense	78,053
		1,015,623
Decrease result after taxation		-626,539

3   Financial position
3.1 Analysis of the available assets
The balance sheets can be summarized as follows:

	9/30/2010		09/30/2009
	€	€	€	€
Long term funds:
Equity	-2,648,396		-1,382,350
Non-current liabilities	4,947,021		2,708,021
		2,298,625		1,325,671
Long term investments:
Intangible fixed assets	86,694		56,765
Tangible fixed assets	248,765		132,477
Non-current financial fixed assets	669,689		352,482
		1,005,148		541,724
Working capital		1,293,477		783,947
This amount is applied as follows:
Trade and other receivables	1,820,584		1,120,962
Cash and cash equivalents	5		149
		1,820,589		1,121,111
Less: Short term liabilities	527,112		337,164

Working capital		1,293,477		783,947

3.2 Statement of source and application of funds

	2009/2010
	€	€
Increase
Net income	-1,266,046
Amortisation and depreciation	63,989
Cash flow		-1,202,057
Disposals tangible fixed assets	5,544
Borrowing banks and credit-institutions	2,239,000
		2,244,544
		1,042,487
Decrease
Investments in intangible fixed assets	29,929
Investments in tangible fixed assets	185,821
Increase in other financial assets	317,207
		532,957
Difference working capital		509,530

4   Tax position
4.1 Taxable amount 2009/2010
The taxable amount for 2009/2010 has been calculated as follows:

	2009/2010
	€	€

Result before taxation	-1,583,253
Differences in valuation:
tangible fixed assets	1,498
Tax differences:
Tax addition on disposal fixed assets	578
Non-deductible expenses	4,200
Investment allowance	-9,246
		-4,468
Taxable amount 2009/2010		-1,586,223

No company tax is to be paid over the taxable amount.

4.2 Carry back
As per September 30, 2010 the compensable losses amount to € 3,344,319.
These losses could be compensated within a term of nine years with future fiscal profits.
For these compensable losses a latent tax claim has been included which has been valued at the nominal tax rate of 20%.

4.2.1 Compensable tax losses

	Amount as at October 1	Loss in 2009/2010	Amount as at September 30, 2010
	€	€	€
2008	953,723	-	953,723
2009	804,373	-	804,373
2009/2010	-	1,586,223	1,586,223
	1,758,096	1,586,223	3,344,319

For the audit opinion we refer to the chapter “Other information” on page 28 of this report.

We trust that this report meets your requirement and we are willing to provide a more detailed explanation on request.

Waalwijk, December 17, 2010

Yours faithfully,

HLB Van Daal & Partners N.V.
Accountants & Consultants

Drs. E.A.A. van Iersel
Registeraccountant

Annual accounts 2009/2010

Hollandsche Exploitatie Maatschappij B.V.
Etten-Leur

Hollandsche Exploitatie Maatschappij B.V., Etten-Leur

Balance as at September 30, 2010
(after appropriation of result)

	9/30/2010		9/30/2009
	€	€	€	€

Assets

Fixed assets

Intangible fixed assets (1)
Patents		86,694		56,765

Tangible fixed assets (2)
Plant and equipments	193,482		94,861
Inventory	55,283		37,616
		248,765		132,477
Non-current financial fixed assets (3)
Other receivables		669,689		352,482

Current assets

Trade and other receivables (4)
Trade debtors	4,135		38,493
Current account group companies	9,603		2,131
Taxes and social securities	38,471		56,559
Other receivables, prepayments and accrued income	1,768,375		1,023,779
		1,820,584		1,120,962
Cash and cash equivalents (5)		5		149

		2,825,737		1,662,835

	9/30/2010		9/30/2009
	€	€	€	€

Liabilities

Equity (6)
Issued capital	18,000		18,000
Other reserves	-2,666,396		-1,400,350
		-2,648,396		-1,382,350
Non-current liabilities (7)
Non-current loans		4,947,021		2,708,021

Current liabilities (8)
Banker	3,327		1,615
Creditors	214,681		47,652
Taxes and social securities	9,137		5,327
Other liabilities and accruals and deferred income	299,967		282,570
		527,112		337,164

		2,825,737		1,662,835

Hollandsche Exploitatie Maatschappij B.V., Etten-Leur

2   Profit & loss account for the year 2009/2010

	2009/2010		2009
	€	€	€	€

Net turnover (9)	132,953		87,876
Cost of sales (10)	183,104		120,079
Gross operating result		-50,151		-32,203
Other operating income (11)	51,000		-
Bruto bedrijfsresultaat		849		-32,203
Wages and salaries (12)	139,193		85,117
Social security charges (13)	21,845		3,416
Pension expenses (14)	1,081		-
Depreciation tangible fixed assets (15)	65,333		9,330
Other operating expenses (16)	1,417,351		615,260
Total operating expenses		1,644,803		713,123
Operating result		-1,643,954		-745,326
Interest and similar income (17)	198,647		4,155
Interest and similar expenses (18)	-137,946		-59,893
Financial income and expenses		60,701		-55,738
Result on ordinary activities before taxation		-1,583,253		-801,064
Taxation on result of ordinary activities (19)		317,207		161,557
Result after taxation		-1,266,046		-639,507

Hollandsche Exploitatie Maatschappij B.V., Etten-Leur

3   General

Activities
The activities of Hollandsche Exploitatie Maatschappij B.V. consist mainly:
- The exploitation and sale of machinery, equipment for retail sale and all that is related or could be conducive to it.
- Performing age verification for sales of age-related items, everything in the broadest sense.

General
These financial statements are stated at historical value. The valuation principles and the principles for determination of results have not changed with regard to the previous financial year. The valuation principles are explained below. Unless otherwise mentioned the valuation is stated at face value.

Group structure
Hollandsche Exploitatie Maatschappij B.V. te Etten-Leur forms part of the economic unit (group). Wilroot B.V. te Etten-Leur is in charge of the group.

Estimates and assumptions
In preparing the financial statements the management has made estimates and assumptions that affect the amounts in the financial statements. Changes in estimates and assumptions may affect amounts reported in subsequent years. Actual results may differ from their estimates.

Assumption of continuity
The accounting policies for valuation and determination are based on the continuity assumption of the company. However, the survival of the company is uncertain because of the financial position of the company. A continuance of the company is however not impossible.

Changes in classification
The comparative figures have been reclassified for the understanding of the financial position of the company.

Principles of valuation of assets and liabilities

Intangible fixed assets
The intangible fixed assets are valued at purchase price less the depreciation calculated on the basis of estimated life span. The depreciation is a fixed percentage of the purchase price once revenues are generated related to the patents.

Tangible fixed assets
Tangible fixed assets are presented at cost less accumulated depreciation and, if applicable, less impairments in value. Depreciation is based on the estimated useful life and calculated as a fixed percentage of cost, taking into account any residual value. Depreciation is provided from the date an asset comes into use.

Non-current financial fixed assets
Deferred tax assets are included under the non-current financial assets as and when it is probable that realization of the tax claim in due course will be held. The deferred tax assets are valued at face value and have a long-term character.

Trade and other receivables
The receivables are included at face value. A provision has been deducted for doubtful debts where necessary. These debts are evaluated individually.

Principles for the determination of the result

Determination of the result
The result is determined based upon the difference between the net turnover and the costs and other expenses taken into account the accounting principles mentioned before.

Income and expenses are accounted for on accrual basis. Profit is only included when realized on the balance sheet date. Losses originating before the end of the financial year are taken into account if they have become known before preparation of the financial statements.

Net turnover
The net turnover is formed by the proceeds from the supply of products and services, subject to the deduction of the taxes and discounts granted payable over the turnover. Proceeds are accounted for in the year in which the goods were supplied or the services rendered.

Cost of sales
The cost of sales are the direct cost of the supplied products and services rendered. This includes the movement of devaluation caused by unsalable stocks.

Amortisation and depreciation
The depreciation on tangible fixed assets is calculated by using a fixed rate on the acquisition cost or cost of conversion.
Gains and losses on disposal of tangible fixed assets are recorded under amortization/depreciation, gains only to the extent that the gain is not capitalised deducted from replacement investments.

Taxation
The taxation on the result on ordinary activities is calculated at face value with due observance of fiscal facilities.

Principles for preparation of the cash flow statement
The cash flow statement has been prepared using the indirect method.

Hollandsche Exploitatie Maatschappij B.V., Etten-Leur

4   Notes to the balance sheet as at September 30, 2010

Assets

Fixed assets

1. Intangible fixed assets

Patents
€
Book value as at October 1, 2009
Purchase price	56,765
Accumulated amortization	-
56,765
Changes
Investments	29,929
Amortization	-
29,929
Book value as at September 30, 2010
Purchase price	86,694
Accumulated amortization	-
86,694
This concern paid for patents to perform age checks.

2. Tangible fixed assets

	Plant and equipments	Inventory	Total
	€	€	€
Book value as at October 1, 2009
Purchase price	95,725	54,606	150,331
Accumulated depreciation	-864	-16,990	-17,854
	94,861	37,616	132,477
Changes
Investments	149,435	36,386	185,821
Disposals	-5,544	-	-5,544
Depreciation	-45,270	-18,719	-63,989
	98,621	17,667	116,288
Book value as at September 30, 2010
Purchase price	239,616	90,992	330,608
Accumulated depreciation	-46,134	-35,709	-81,843
	193,482	55,283	248,765

Depreciation rates
			%
Plant and equipments			20
Inventory			20 - 25

3. Non-current financial fixed assets

Other receivables

	2009/2010	2009
	€	€
Deferred tax assets for losses
Book value as at October 1	352,482	190,925
Movement	316,382	161,557
Book value as at September 30	668,864	352,482

The deferred tax asset are included in connection with tax losses. The deferred tax assets are calculated on the total tax loss of € 3.344.319 by September 30, 2010. The corporate tax rate is 20%. According to the management, the company will be profitable enough in the near future so that losses can be deducted.

	2009/2010	2009
	€	€
Deferred tax assets for valuation differences
Book value as at October 1	-	-
Movement	825	-
Book value as at September 30	825	-

These deferred tax assets have been formed due to a difference in between the fiar value and tax value of tangible fixed assets.

Current assets

4. Trade and other receivables

	9/30/2010	09/30/2009
	€	€
Trade debtors
Debtors	4,135	38,493

Current account group companies

Current account Wilroot B.V.
	2009/2010	2009
	€	€

Book value as at October 1	2,131	1,292
Movement	7,242	772
	9,373	2,064
Interest	230	67
Book value as at September 30	9,603	2,131
An interest rate of 4% has been calculated.

	9/30/2010	09/30/2009
	€	€
Taxes and social securities
VAT	38,471	56,559

Other receivables, prepayments and accrued income
Other receivables	1,647,278	1,003,496
Prepayments and accrued income	121,097	20,283
	1,768,375	1,023,779

Other receivables
Teleconnect Inc. receivable	1,119,175	594,335
DLB Finance & Consultancy B.V.	26,180	13,090
Current account Photo Wizz B.V.	324,185	284,979
Current account Marcus B.V.	10,638	10,638
Current account Giga Matrix Holding B.V.	167,100	100,454
	1,647,278	1,003,496

	9/30/2010	09/30/2009
	€	€
Prepayments and accrued income
Rent building	3,254	-
Accrued interest loan receivable	37,502	4,088
To claim holiday legal obligations	-	1,955
ESF-grant	25,500	-

To claim on Teleconnect Inc. paid expenses	39,011	11,448
Consultancy expenses	6,250	-
Prepaid expenses automation	8,342	1,067
Miscellaneous	1,238	1,725
	121,097	20,283

5. Cash and cash equivalents
Cash	5	149

6. Group equity

	9/30/2010	09/30/2009
	€	€
Issued capital
180 ordinary shares at par value € 100	18,000	18,000

The statutory share capital amounts to € 90,000.

	2009/2010	2009
	€	€
Other reserves
Book value as at October 1	-1,400,350	-760,843
Result financial year	-1,266,046	-639,507
Book value as at September 30	-2,666,396	-1,400,350

7. Non-current liabilities

	9/30/2010	09/30/2009
	€	€
Non-current loans
Non current loan Hombergh Holdings B.V.	4,780,000	2,541,000
Non current loan Geeris Holding Nederland B.V.	167,021	167,021
	4,947,021	2,708,021

	2009/2010	2009
	€	€
Non current loan Hombergh Holdings B.V.
Book value as at October 1	2,541,000	930,000
Borrowings	2,239,000	1,611,000
Book value as at September 30	4,780,000	2,541,000
Long-term part as at September 30	4,780,000	2,541,000

This loan of € 4,780,000 is granted to finance the activities of the company. Agreements on a repayment schedule have not been made. The interest rate is 4%.

	2009/2010	2009
	€	€
Non current loan Geeris Holding Nederland B.V.
Book value as at October 1	167,021	167,021
Book value as at September 30	167,021	167,021
Long-term part as at September 30

This loan of € 167,021 is granted to finance the activities of the company. Agreements on a repayment schedule have not been made. The loan is interest free.

8. Current liabilities

Banker

	9/30/2010	09/30/2009
	€	€

Fortisbank	3,327	1,615

Taxes and social securities
Pay-roll tax	8,056	5,327
Pension premiums	1,081	-
	9,137	5,327

	9/30/2010	09/30/2009
	€	€
Other liabilities and accruals and deferred income
Other liabilities	-	165,000
Accrued liabilities	299,967	117,570
	299,967	282,570

Accrued liabilities
Holiday money and days	6,548	6,384
Audit fees	36,138	7,270
Outstanding loan interest	215,422	78,590
Outstanding automation costs	8,859	13,387
Car expenses	-	523
Accomodation expenses	33,000	11,000
Miscellaneous	-	416
	299,967	117,570

Off balance sheet commitments

Long-term financial obligations

Lease
The Company have liabilities arising from rental and operational lease commitments, which amount to € 48.172 (on a yearly basis or in total).

Rental commitments buildings
The Company and its group companies have long-term rental commitments until 2015, which relate to the rent of the office. The commitments amount to € 18.952 (on a yearly basis or in total).

Hollandsche Exploitatie Maatschappij B.V., Etten-Leur

5   Notes to the profit & loss account for the year 2009/2010

	2009/2010	2009
	€	€
9. Net turnover
Net turnover age verification	7,200	5,400
Net turnover call credits	125,753	82,476
	132,953	87,876

10. Cost of sales
Purchasing machines and equipment costs	38,497	18,577
K.P.N. IPVPN expenses	20,196	19,260
Purchasing call credits	124,411	82,242
	183,104	120,079

11. Other operating income
ESF Grant	51,000	-

Employee expenses

12. Wages and salaries
Gross wages	139,674	83,803
Movement holiday money and days liability	164	1,314
	139,838	85,117
Sick pay received	-645	-
	139,193	85,117

13. Social security charges
Social security charges	21,845	13,068
WBSO reductions	-	-9,652
	21,845	3,416

14. Pension expenses
Pension costs	1,081	-

Staff
During the 2009/2010 financial year, the average number of employees in the company, converted into full-time equivalents, amounted to 7 (2009: 4).

	2009/2010	2009
	€	€
15. Depreciation tangible fixed assets
Plant and equipments	45,270	864
Inventory	18,719	8,466
Book profit / loss	1,344	-
	65,333	9,330

16. Other operating expenses
Other employee expenses	121,189	36,317
Accomodation expenses	32,699	38,589
Office expenses	150,551	89,476
Car expenses	72,695	43,299
Selling expenses	142,115	35,607
General expenses	898,102	371,972
	1,417,351	615,260

Other employee expenses
Temporary workers	111,038	29,310
Canteen expenses	7,933	6,496
Occupational health service	520	429
Other employment expenses	1,698	82
	121,189	36,317

Accomodation expenses
Rent	17,730	9,459
Gas, water and electricity	13,085	5,508
Cleaning expenses	1,009	419
Security expenses	351	2,252
Renovation and maintenance	524	20,951
	32,699	38,589

	2009/2010	2009
	€	€
Office expenses
Office supplies	8,117	2,095
Printer matters	1,961	573
Automation expenses	127,043	76,936
Postage	640	127
Contributions and subscriptions	2,332	1,360
Internet expenses	9,918	8,318
Other office supplies	540	67
	150,551	89,476

Car expenses
Fuels	10,551	7,217
Maintenance	340	102
Lease expenses	45,523	31,170
Parking charges	3,786	4,243
Rent cars	3,111	977
Other car expenses	126	-
	63,437	43,709
Private use VAT contribution	9,258	-410
	72,695	43,299

Selling expenses
Publicity and advertisement	76,138	4,310
Representation expenses	4,174	743
Exhibition expenses	5,147	4,200
Travelling expenses	16,271	16,733
Food and beverage costs	1,767	-
Training store clerks	3,415	-
Presentation material	29,977	1,989
Kiosk expenses	5,116	7,632
Other cost of sales	110	-
	142,115	35,607

	2009/2010	2009
	€	€
General expenses
Management fee	703,246	260,576
Administration costs and audit fees	95,180	36,595
Accounting expenses	528	4,000
Consultancy fees	20,808	60,929
Legal expenses	11,780	9,071
Notarial charges	556	-
Insurances	1,034	235
Patents expenses	922	156
Contributions and subscriptions	270	137
EDP audit	9,600	-
Expenses ESF project	53,514	-
Other general expenses	664	273
	898,102	371,972

Financial income and expenses

	2009/2010	2009
	€	€
17. Interest and similar income
Interest receivable current account Wilroot B.V.	232	67
Interest loan receivable Teleconnect Inc.	33,415	4,088
Other financial benefits	165,000	-
	198,647	4,155

18. Interest and similar expenses
Interest and bank charges	1,112	399
Interest loan contracted	136,834	59,494
	137,946	59,893

19. Taxation on result of ordinary activities
Movements in deferred tax assets	-317,207	-161,557

Etten-Leur, December 17, 2010

Wilroot B.V.	PECK Management B.V.

Other information

To the board of directors of Hollandsche Exploitatie Maatschappij B.V., Laakseweg 24, Etten-Leur

Independent auditor's report

Report on the financial statements
We have audited the accompanying financial statements for the year ended September 30, 2010 of Hollandsche Exploitatie Maatschappij B.V., Etten-Leur, which comprise the balance sheet as at September 30, 2010, the profit and loss account for the year then ended and the notes, comprising a summary of the accounting policies and other explanatory information.

Management's responsibility
Management is responsible for the preparation and fair presentation of these financial statements in accordance with Part 9 of Book 2 of the Dutch Civil Code. Furthermore management is responsible for such internal control as it determines is necessary to enable the preparation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. This requires that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effictiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion with respect to the financial statements
In our opinion, the financial statements give a true and fair view of the financial position of Hollandsche Exploitatie Maatschappij B.V. as ad September 30, 2010 and of its result for the year then ended in accordance with Part 9 of Book 2 of the Dutch Civil Code.

Waalwijk, December 17, 2010

HLB Van Daal & Partners N.V.
Accountants & Belastingadviseurs

(Signed)
Drs. E.A.A. van Iersel
Registeraccountant

Profit appropriation
Concerning the appropriation of profit the following has been determined in article 22 of the provisions of the articles of the company:

Paragraph 1
The profit is at the disposal of the general meeting of shareholders, if the meeting of priority shareholders not determines that a specific ammount will be reserved. Priority shares in any financial year will never pay dividends than a percentage of the amount paid on those shares, equal to the percentage which dividend is fixed.

Paragraph 2
The company may only make distributions of profits to shareholders to the extent that the shareholders' equity exceeds the paid and called up part of its capital plus the reserves which are required to be maintained by law.

Paragraph 3
There is distribution of profits after the adoption of the annual accounts showing that it is permissible.

Paragraph 4
The shares that the company holds in its own capital shall not be included for the purpose of calculating the profit distribution, unless a right of usufruct has been established on those shares in favour of persons other than the company or if depositary receipts were issued for those shares.

Paragraph 5
The company may make interim distributions provided that the requirements of paragraph 2 sub a have been met.

Paragraph 6
Dividends are payable one month after the adoption subject to the grant of this period by the general meeting of shareholders in the manner as it may determine.

Paragraph 7
Dividends revert to the company which are not available within five years from the date it has validated.

Establishment financial statements 2009
The financial statements of 2009 have been established by the General Shareholders' Meeting held on February the 22th, 2010. The proposal of the appropriation of profits, as processed in the financial statements, have been approved unaltered.

Recognition of the loss for 2009/2010
The board of directors proposes to exclude the 2009/2010 result to the other reserves for an amount of € negative € 1,266,046. The General Meeting of Shareholders Shareholders will be asked to approve the appropriation of the 2009/2010 result, this proposition is already recognised in the financial statements.

Other information

To the board of directors of Hollandsche Exploitatie Maatschappij B.V., Laakseweg 24, Etten-Leur

Independent auditor's report

Report on the financial statements
We have audited the accompanying financial statements for the year ended September 30, 2009 of Hollandsche Exploitatie Maatschappij B.V., Etten-Leur, which comprise the balance sheet as at September 30, 2009, the profit and loss account for the year then ended and the notes, comprising a summary of the accounting policies and other explanatory information.

Management's responsibility
Management is responsible for the preparation and fair presentation of these financial statements in accordance with Part 9 of Book 2 of the Dutch Civil Code. Furthermore management is responsible for such internal control as it determines is necessary to enable the preparation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. This requires that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effictiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion with respect to the financial statements
In our opinion, the financial statements give a true and fair view of the financial position of Hollandsche Exploitatie Maatschappij B.V. as ad September 30, 2009 and of its result for the year then ended in accordance with Part 9 of Book 2 of the Dutch Civil Code.

Waalwijk, December 17, 2010

HLB Van Daal & Partners N.V.
Accountants & Belastingadviseurs

(signed)
Drs. E.A.A. van Iersel
Registeraccountant

Item 9.02 – Audited financial statements 2010 of Wilroot B.V

ANNUAL ACCOUNTS 2010
at Etten-Leur
Wilroot B.V.
at Etten-Leur

Ref.          11389/EIE/MLE/MCR/MSS/2010/10
Waalwijk December 17, 2010

Contents	Pagina

Report of the auditors
1 General	1
2 Tax position	2

Financial statements
1 Balance as at September 30, 2010	5
2 Profit & loss account for the year 2010	6
3 General	7
4 Notes to the balance sheet as at September 30, 2010	9
5 Notes to the for the year 2010	13

Other information
1 Independent auditor's report	15
2 Profit appropriation	16
3 Establishment financial statements 2009	16
4 Recognition of the loss for 2010	16

Annexes

To the board of directors of
Wilroot B.V.
Laakseweg 24
4874 LV Etten-Leur

Ref.          11389/EIE/MLE/MCR/MSS/2010/10
Waalwijk December 17, 2010

Dear Sirs,

Herewith we report in draft on the annual accounts of Wilroot Maatschappij B.V. regarding the financial year 2010.

1.   General
1.1 Board composition
The management of the company was as follows:
- Director: DLB Finance & Consultancy B.V.
- Director: Marcus Communicatie B.V.
- Director: Sciarone Interim Sales B.V.
- Director: HITD Information technology B.V.

1.2 Amendment of the articles association
There has been a change of the financial year 2010. The financial year 2010 starts on January 1th and ends on September 30th. The next financial year starts on October 1st and ends on September 30th, a financial year not coinciding with a calender year. An alteration of the articles of association is formaliced on October the 15th, 2010.

1

2 TAX POSITION

2.1 Taxable amount 2010
The taxable amount for 2010 has been calculated as follows:
2010
€

Result before taxation	-19,534
Tax differences:
Non-deductible expenses	51
Taxable amount 2010	-19,483

No company tax is to be paid over the taxable amount.

2.2 Carry back

As per September 30, 2010 the compensable losses amount to € 22.612.
These losses could be compensated within a term of nine years with future fiscal profits.

For these compensable losses a latent tax claim has been included which has been valued at the nominal tax rate of 20%.

Compensable tax losses
	Amount as at January 1	Loss in 2010	Amount as at September 30, 2010
	€	€	€
2009	3,129	-	3,129
2010	-	19,483	19,483
	3,129	19,483	22,612

For the audit opinion we refer to the chapter “Other information” on page 16 of this report.

We trust that this report meets your requirement and we are willing to provide a more detailed explanation on request.

Waalwijk, December 17, 2010

Yours faithfully,

HLB Van Daal & Partners N.V.
Accountants & Belastingadviseurs

Drs. E.A.A. van Iersel
Registeraccountant

2

Annual accounts 2010

Wilroot B.V.
Etten-Leur

Wilroot B.V., Etten-Leur

3

1   Balance as at September 30, 2010
(after appropriation of result)
	9/30/2010		2009
	€	€	€	€

Assets

Fixed assets

Intangible fixed assets (1)
Patents		5,579	-

Non-current financial fixed assets (2)
Investments in group companies	-		-
Other receivables	4,523		626
		4,523		626
Current assets
Trade and other receivables (3)

Taxes and social securities		897		-

Cash and cash equivalents (4)		51		-

		11,050		626

4

	9/30/2010		2009
	€	€	€	€

Liabilities

Equity (5)
Issued capital	18,000		18,000
Other reserves	-36,140		-20,503
		-18,140		-2,503
Current liabilities (6)
Banker	-		109
Creditors	7,039		-
Current account group companies	9,603		3,020
Other liabilities and accruals and deferred income	12,548		-
		29,190		3,129

		11,050		626

Wilroot B.V., Etten-Leur

5

2   Profit & loss account for the year 2010
	2010		2009
	€	€	€	€
Accomodation expenses (7)	7,548		-
Office expenses (8)	4,865		-
Selling and distribution expenses (9)	192		-
General expenses (10)	6,620		1,661
Total operating expenses		19,225		1,661
Operating result		-19,225		-1,661
Financial income and expenses (11)		-309		-172
Result on ordinary activities before taxation		-19,534		-1,833
Taxation on result of ordinary activities (12)		3,897		367
Result after taxation		-15,637		-1,466

Wilroot B.V., Etten-Leur

6

3   General

Activities
The activities of Wilroot B.V., with registered offices in Etten-Leur, and its group holdings consist mainly of the following:
- Creating, acquiring and disposing of companies;
- the acquiring and disposing of interests in them;
- to manage the affairs of companies;
- and the finance of companies.

General
These financial statements are stated at historical value. The valuation principles and the principles for determination of results have not changed with regard to the previous financial year. The valuation principles are explained below. Unless otherwise mentioned the valuation is stated at face value.

Group structure
Wilroot B.V. te Etten-Leur forms part of the economic unit (group). Wilroot B.V. te Etten-Leur is in charge of the group.

Group structure
In accordance with article 2:407 part 2A of the Netherlands Civil Code no consolidated financial statements have been prepared.

Assumption of continuity
The accounting policies for valuation and determination are based on the continuity assumption of the company. However, the survival of the company is uncertain because of the financial position of the company. A continuance of the company is however not impossible.

Staff members
During the 2010 financial year the company has no employees, and hence incurred no wages, salaries or related soceial security charges, nor during the previous period.

Principles of valuation of assets and liabilities

Intangible fixed assets
The intangible fixed assets are valued at purchase price less the depreciation calculated on the basis of estimated life span. The depreciation is a fixed percentage of the purchase price once revenues are generated related to the patents.

7

Non-current financial fixed assets
Investments in group companies are presented in the balance sheet based on their net asset value in accordance with the accounting principles of these annual accounts.

Investments in group companies with a negative net asset value are valued at zero, unless the company is, wholly or partly, responsible for the debts of the group company.

Deferred tax assets are included under the non-current financial assets as and when it is probable that realization of the tax claim in due course will be held. The deferred tax assets are valued at face value and have a long-term character.

Trade and other receivables
The receivables are included at face value. A provision has been deducted for doubtful debts where necessary. These debts are evaluated individually.

Principles for the determination of the result

Determination of the result
The result is determined based upon the difference between the net turnover and the costs and other expenses taken into account the accounting principles mentioned before.
Income and expenses are accounted for on accrual basis. Profit is only included when realized on the balance sheet date. Losses originating before the end of the financial year are taken into account if they have become known before preparation of the financial statements.

Taxation
The taxation on the result on ordinary activities is calculated at face value with due observance of fiscal facilities.

Wilroot B.V., Etten-Leur

8

4   Notes to the balance sheet as at September 30, 2010

Assets

Fixed assets
1.  Intangible fixed assets

Patents
€
Book value as at January 1, 2010
Purchase price	-
Accumulated amortization	-
-
Changes
Investments	5,579
Amortization	-
5,579
Book value as at September 30, 2010
Purchase price	5,579
Accumulated amortization	-
5,579

9

2.  Non-current financial fixed assets

Investments in group companies

	2010	2009
	€	€
Hollandse Exploitatie Maatschappij B.V.
The net asset value as at September 30, 2010 amounts to € 2.648.396 negative (as at December 31, 2009 € 1.650.568).
Book value as at January 1	-	-
Share in result	-997,828	-907,725
	-997,828	-907,725
Adjustment because of valuation at zero	997,828	907,725
Book value as at September 30	-	-

This is a 100% subsidary.

Other receivables

Deferred tax assets for losses
Book value as at January 1	626	259
Movement	3,897	367
Book value as at September 30	4,523	626
The deferred tax assets are included in connection with tax losses. The deferred tax asset is calculated on the total tax loss of € 22.612 by September 30, 2010. The corporate tax rate is 20%. According to the management, the company will be profitable enough in the near future so that losses can be deducted.

Current assets

3.  Trade and other receivables

	9/30/2010	12/31/2009
	€	€
Taxes and social securities
VAT	897	-

4. Cash and cash equivalents
ABN AMRO Bank N.V.	51	-

10

Equity and liabilities

5.  Equity

	9/30/2010	12/31/2009
	€	€
Issued capital
180 ordinary shares at par value € 100	18,000	18,000

The statutory share capital amounts to € 90,000.

	2010	2009
	€	€
Other reserves
Book value as at January 1	-20,503	-19,037
Result financial year	-15,637	-1,466
Book value as at September 30	-36,140	-20,503

6. Current liabilities

Banker

	9/30/2010	12/31/2009
	€	€
Current account group companies
Hollandse Exploitatie Maatschappij B.V.	9,603	3,020

	2010	2009
	€	€
Hollandse Exploitatie Maatschappij B.V.
Book value as at January 1	3,020	1,292
Movement	6,351	1,661
	9,371	2,953
Interest	232	67
Book value as at September 30	9,603	3,020
An interest rate of 4% has been calculated.

11

Other liabilities and accruals and deferred income
	9/30/2010	12/31/2009
	€	€
Accrued liabilities
Aministration and audit fees	5,000	-
Accomodation expenses	7,548	-
	12,548	-

Off balance sheet commitments

Long-term financial obligations

Rental commitments buildings
The Company and its group companies have long-term rental commitments until 2015, which relate to the rent of the office. The commitments amount to € 11.328 (on a yearly basis or in total).

Wilroot B.V., Etten-Leur

12

5.  Notes to the for the year 2010

Staff
During the 2010 financial year the company has no employees, and hence incurred no wages, salaries, or related social securities, nor during the previous year.

Other operating expenses

	2010	2009
	€	€
7. Accomodation expenses
Rent	6,160	-
Gas, water and electricity	844	-
Cleaning expenses	544	-
	7,548	-

8. Office expenses
Automation costs	1,559	-
Office equipment	3,306	-
	4,865	-

9. Selling and distribution expenses
Representation costs	192	-

10. General expenses
Administration costs and audit fees	6,467	-
Other general expenses	153	1,661
	6,620	1,661

11. Financial income and expenses
Interest and similar expenses	-309	-172

	2010	2009
	€	€
Interest and similar expenses
Interest and bank charges	77	105
Interest payable Hollandse Exploitatie Maatschappij B.V.	232	67
	309	172

13

12. Taxation on result of ordinary activities
Movements in deferred tax assets/liabilities	-3,897	-367

Etten-Leur, December 17, 2010

Dlb Finance & Consultancy B.V.	Sciarone Interim Sales B.V.

Marcus Communicatie B.V.

14

Other information

To the board of directors of Wilroot B.V., Laakseweg 24, Etten-Leur

Independent auditor's report

Report on the financial statements
We have audited the accompanying financial statements for the year ended September 30, 2010 of Wilroot B.V., Etten-Leur, which comprise the balance sheet as at September 30, 2010, the profit and loss account for the year then ended and the notes, comprising a summary of the accounting policies and other explanatory information.

Management's responsibility
Management is responsible for the preparation and fair presentation of these financial statements in accordance with Part 9 of Book 2 of the Dutch Civil Code. Furthermore management is responsible for such internal control as it determines is necessary to enable the preparation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. This requires that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effictiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion with respect to the financial statements
In our opinion, the financial statements give a true and fair view of the financial position of Wilroot B.V. as at September 30, 2010 and of its result for the year then ended in accordance with Part 9 of Book 2 of the Dutch Civil Code.

Waalwijk, December 17, 2010

HLB Van Daal & Partners N.V.
Accountants & Belastingadviseurs

Drs. E.A.A. van Iersel
Registeraccountant

15

Profit appropriation

Concerning the appropriation of profit the following has been determined in article 21 of the provisions of the articles of the company:

Paragraph 1
The profit is at the disposal of the general meeting of shareholders.

Paragraph 2
The company may only make distributions of profits to shareholders to the extent that the shareholders' equity exceeds the paid and called up part of its capital plus the reserves which are required to be maintained by law.

Paragraph 3
There is distribution of profits after the adoption of the annual accounts showing that it is permissible.

Paragraph 4
The shares that the company holds in its own capital shall not be included for the purpose of calculating the profit distribution, unless a right of usufruct has been established on those shares in favour of persons other than the company or if depositary receipts were issued for those shares.

Paragraph 5
The company may make interim distributions provided that the requirements of paragraph 2 sub a have been met.

Establishment financial statements 2009
The financial statements of 2009 have been established by the General Shareholders' Meeting held on Mai 4th, 2010. The proposal of the appropriation of profits, as processed in the financial statements, have been approved unaltered.

Recognition of the loss for 2010
The board of directors proposes to exclude the 2010 result to the other reserves for an amount of € negative € 15,637. The General Meeting of Shareholders will be asked to approve the appropriation of the 2010 result, this proposition is already recognised in the financial statements.

List of participating interests

Name	Registered office	Share in issued capital
		%
Hollandse Exploitatie Maatschappij B.V.	Etten-Leur	100

16

Other information

To the board of directors of Wilroot B.V., Laakseweg 24, Etten-Leur

Independent auditor's report

Report on the financial statements
We have audited the accompanying financial statements 2009 of Wilroot B.V., Etten-Leur, which comprise the balance sheet as at December 31, 2009, the profit and loss account for the year then ended and the notes, comprising a summary of the accounting policies and other explanatory information.

Management's responsibility
Management is responsible for the preparation and fair presentation of these financial statements in accordance with Part 9 of Book 2 of the Dutch Civil Code. Furthermore management is responsible for such internal control as it determines is necessary to enable the preparation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. This requires that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effictiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion with respect to the financial statements
In our opinion, the financial statements give a true and fair view of the financial position of Wilroot B.V. as at December 31,2009 and of its result for the year then ended in accordance with Part 9 of Book 2 of the Dutch Civil Code.

Waalwijk, December 17, 2010

HLB Van Daal & Partners N.V.
Accountants & Belastingadviseurs

Drs. E.A.A. van Iersel

17

Annex 1

Annual accounts 2010

Wilroot B.V., Etten-Leur
Consolidated balance as at September 30, 2010
(after appropriation of result)

	9/30/2010
	€	€

Assets
Fixed assets
Intangible fixed assets

Patents		92,273

Tangible fixed assets

Plant and equipments	193,482
Inventory	55,283
		248,765
Non-current financial fixed assets

Other receivables		674,212

Current assets
Trade and other receivables

Trade debtors	4,135
Current account group companies	0
Taxes and social securities	39,368
Other receivables, prepayments and accrued income	1,768,375
		1,811,878
Cash and cash equivalents		56

		2,827,184

	9/30/2010
	€	€

Liabilities

Group equity		-2,666,536

Non-current liabilities

Non-current loans		4,947,021

Current liabilities

Banker	3,327
Creditors	221,720
Taxes and social securities	9,137
Current account group companies	0
Other liabilities and accruals and deferred income	312,515
		546,699

		2,827,184

Group equity according to the above figures differs from the equity in the company balance sheet of Wilroot B.V. This is due to the valuation of the investment in Hollandsche Exploitatie Maatschappij B.V. at zero in the company balance sheet of Wilroot B.V.. Group equity is therefore € 2.648.396 less.

Annex 2

Wilroot B.V., Etten-Leur
Consolidated profit & loss account for the year 2009/2010

	October 1st 2009 until September 30th 2010
	€	€

Net turnover	132,953
Cost of sales	183,104
Gross operating result		-50,151
Other operating income		51,000
		849

Wages and salaries	139,193
Social security charges	21,845
Pension expenses	1,081
Depreciation tangible fixed assets	65,333
Other employee expenses	121,189
Accomodation expenses	40,247
Office expenses	155,416
Car expenses	72,695
Selling expenses	142,307
General expenses	904,722
Total operating expenses		1,664,028

Operating result		-1,663,179

Interest and similar income	198,415
Interest and similar expenses	-138,023
Financial income and expenses		60,392
Result on ordinary activities before taxation		-1,602,787

Taxation on result of ordinary activities		321,104

Result after taxation		-1,281,683